PRO FORMA FINANCIAL INFORMATION

         The following tables set forth unaudited pro forma financial information for the Company as of September 30, 1997 and for the nine months ended September 31, 1997 and the year ended December 31, 1996 after giving effect to: (i) the acquisition and sale of office properties, land and OmniOffices that have been consummated since the beginning of the periods presented and the acquisition and sale of other office properties and land that the Company expects to consummate in the near future; (ii) the Company's sales of common and preferred stock during 1996 and 1997, and the sale of senior unsecured notes; (iii) the anticipated sale of Series C Cumulative Redeemable Preferred Shares (the "Series C Preferred Stock Offering"); and (iv) the repayment of amounts outstanding under the Company's line of credit.

         The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the following transactions occurred on September 30, 1997: (i) the acquisition and sale of office properties, land and OmniOffices that have been consummated since September 30, 1997 and the acquisition and sale of other office properties and land that the Company expects to consummate in the near future; (ii) the Series C Preferred Stock Offering; and (iii) the repayment of amounts outstanding under the Company's line of credit. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 are presented as if the following transactions had been consummated as of the beginning of the periods presented: (i) the acquisition and sale of office properties, land and OmniOffices that have been consummated since the beginning of 1996; (ii) the sales of common stock and preferred stock during 1996 and 1997; (iii) the sale of senior unsecured notes; (iv) the Series C Preferred Stock Offering; and (vi) the repayment of amounts outstanding under the Company's line of credit.

         In management's opinion, all material adjustments necessary to reflect the transactions described above are presented in the pro forma adjustments columns, which are further described in the notes to the unaudited pro forma financial information.

         The unaudited Pro Forma Condensed Consolidated Balance Sheet and the unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the Consolidated Financial Statements of the Company and Notes thereto. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 1997, nor does it purport to represent the future financial position of the Company. The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned transactions had been consummated as of the beginning of the respective periods, nor does it purport to represent the results of operations for future periods.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)





                                                                               At September 30, 1997 (Unaudited)
                                                 ---------------------------------------------------------------------------------
                                                                                      Pro Forma Adjustments
                                                                   ---------------------------------------------------------------

                                                                         Acquired             Disposed             Probable
                                                  Historical (A)       Properties (B)        Property (C)         Acquisitions (D)
                                                  --------------    -----------------    -----------------    --------------------
     ASSETS
Rental property, net                               $    1,926,846     $    85,720 (1)      $  (21,785)(4)       $  155,395 (8)
Development property                                      214,761              --                  --               91,996 (8)
Restricted and unrestricted cash                           37,990              --                  --                   --
Other assets                                              171,420          (2,500)(2)            (758)(5)           (3,125)(9)
                                                   --------------     -----------          ----------           ----------
     Total assets                                  $    2,351,017     $    83,220          $  (22,543)         $   244,266
                                                   ==============     ===========          ==========          ===========

     LIABILITIES
Mortgages, unsecured notes and                     $      903,058     $    59,198 (2)      $  (24,591)(6)       $  213,498 (9)
 credit facilities
Other liabilities                                          72,514           1,677 (2)            (697)(5)               --
                                                   --------------     -----------          ----------           ----------
     Total liabilities                                    975,572          60,875             (25,288)             213,498

Minority interest                                          67,331          22,345 (3)              --               30,768(10)

   STOCKHOLDERS' EQUITY
Preferred stock                                                88              --                  --                   --
Common stock                                                  582              --                  --                   --
Additional paid-in capital                              1,381,214              --                  --                   --
Dividends paid in excess of earnings                      (73,770)             --               2,745 (7)               --
                                                   --------------     -----------          ----------           ----------
     Total stockholders' equity                         1,308,114              --               2,745                   --
                                                   --------------     -----------          ----------           ----------
     Total liabilities and stockholders' equity    $    2,351,017     $    83,220          $  (22,543)          $  244,266
                                                   ==============     ===========          ==========           ==========




                                                               At September 30, 1997 (Unaudited)
                                                   ---------------------------------------------------------
                                                             Pro Forma Adjustments
                                                   -----------------------------------------
                                                      Probable           Series C Preferred     Pro Forma
                                                   Dispositions (E)       Stock Offering (F)    Consolidated
                                                   ----------------    ---------------------    -------------

     ASSETS
Rental property, net                                $  (20,533)(11)       $          --         $  2,125,823
Development property                                        --                       --              306,757
Restricted and unrestricted cash                            --                       --               37,990
Other assets                                              (597)(12)                  --              164,440
                                                    ----------            -------------         ------------
     Total assets                                   $  (20,950)           $          --         $  2,635,010
                                                    ==========            =============         ============

     LIABILITIES
Mortgages, unsecured notes and                      $  (22,911)(13)       $    (144,875)        $    983,377
 credit facilities
Other liabilities                                         (406)(12)                  --               73,088
                                                   -----------            -------------         ------------
     Total liabilities                                 (23,317)                (144,875)           1,056,465

Minority interest                                           --                       --              120,444

   STOCKHOLDERS' EQUITY
Preferred stock                                             --                       60                  148
Common stock                                                --                       --                  582
Additional paid-in capital                                  --                  144,815            1,526,029
Dividends paid in excess of earnings                     2,367 (14)                  --              (68,658)
                                                   -----------             ------------         -----------
     Total stockholders' equity                          2,367                  144,875            1,458,101
                                                   -----------             ------------         ------------
     Total liabilities and stockholders' equity     $ (20,950)             $         --         $  2,635,010
                                                   ===========             ============         ============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET

                               September 30, 1997
                                   (Unaudited)

Adjustments (dollars in thousands):

(A) Reflects the Company's historical condensed consolidated balance sheet as of September 30, 1997.

(B) Reflects the following pro forma adjustments related to the acquired properties:

      (1) total acquisition costs of $85,720 ($28,712 related to 2600 W. Olive, $14,746 related to San Mateo I, and $42,262 related to Peninsula Circle);

      (2)   the assumption of existing debt of $42,853 ($19,370 related to 2600
            W. Olive and $23,483 related to Peninsula Circle), the use of the Company's purchase deposits of $2,500, the assumption of other liabilities totaling $1,677, and draws on the Company's line of credit of $16,345; and

      (3) the issuance of 776,123 units (301,028 related to 2600 W. Olive and 475,095 related to San Mateo I) in connection with acquisitions.

(C) Reflects the following pro forma adjustments related to the disposition of First State Bank Tower:

      (4)   total cost of rental property of $21,785;

      (5) the transfer of net assets of $61 ($758 in other assets and $697 in other liabilities) in connection with the sale of the property;

      (6) the repayment of debt of $9,508 and the repayment of $15,083 on the Company's line of credit with the estimated sales proceeds of $24,591; and

      (7)   the recognition of a $2,745 gain on disposition of the property.

(D) Reflects the following pro forma adjustments related to the anticipated effects of probable acquisitions:

      (8) total acquisition costs of $247,391 ($85,420 related to the US West Portfolio, $30,550 related to CM Capital-Hacienda, $22,284 related to Valley Tech Center Land, $17,400 related to Watkins Johnson Land, $15,200 related to Tower of the Hills, $12,400 related to Tract 17, $11,825 related to Cigna Healthcare, $9,800 related to Rosewood Land, $9,175 related to Southern Land, $8,117 related to Reston Crossing Land, $6,334 related to LaJolla Spectrum Land, $4,916 related to Evergreen Land, $2,679 related to Rocky Point Land, $4,116 related to Marriott Tract Land, $5,157 related to Panorama IV and West Land, and $2,018 related to Preston Ridge Land);

      (9) the assumption of existing debt of $60,296 ($54,652 related to the US West Portfolio and $5,644 related to Tract 17), the use of the Company's purchase deposits of $3,125, and draws on the Company's line of credit of $153,202; and

      (10) the issuance of 1,029,891 units in connection with the probable acquisition of the US West Portfolio.

(E) Reflects the following pro forma adjustments related to the anticipated effects of probable dispositions:

      (11) total cost of rental properties of $20,353 ($10,867 related to Littlefield Complex and $9,486 related to Norwood Tower);

      (12) the transfer of net assets of $191 ($597 in other assets and $406 in other liabilities) in connection with the sale of the properties;

      (13) the repayment of $22,911 on the Company's line of credit with the estimated sales proceeds; and

      (14) the recognition of a $2,367 net gain on disposition of the properties.

(F) Reflects the sale of 6,000,000 shares of Series C Cumulative Redeemable Preferred Stock at a net price of $144,875, after deduction of transaction costs $400. The Company used all of the proceeds to pay down amounts outstanding under its line of credit.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)


                                                             For the nine months ended September 30, 1997 (Unaudited)
                                            ---------------------------------------------------------------------------------
                                                                                   Pro Forma Adjustments
                                                            -----------------------------------------------------------------
                                                              Acquired        Disposed        Probable         Probable
                                            Historical (A)  Properties (B)  Property (C)    Acquisitions (D) Dispositions (E)
                                            --------------  --------------  ------------    ---------------- ----------------

Real estate operating revenue:
     Rental revenue                          $   231,832   $      30,351 (1) $    (2,426)(6)   $   14,681 (9)  $   (2,117)(14)
     Real estate service income                   11,512              --          --                --                 --
     Executive suites operating revenue            5,000          29,084 (1)      --                --                 --
                                             -----------   -------------     -----------      -----------     -----------
          Total revenues                         248,344          59,435          (2,426)          14,681          (2,117)
                                             -----------   -------------     -----------      -----------     -----------

Real estate operating expenses:
     Property operating expenses                  81,920          11,775 (4)      (1,434)(6)        2,876 (12)     (1,329)(14)
     Interest expense                             37,266          20,266 (2)      (1,377)(7)        7,837 (10)     (1,288)(15)
     Executive suites operating expenses           4,124          24,573 (4)          --               --              --
     General and administrative                   15,777              --              --               --              --
     Depreciation and amortization                54,561           8,226 (3)        (630)(8)        3,151 (11)       (693)(16)
                                             -----------   -------------     -----------       ----------     -----------
          Total operating expenses               193,648          64,840          (3,441)          13,864          (3,310)
                                             -----------   -------------     -----------       ----------      ----------

          Real estate operating income            54,646          (5,405)          1,015              817           1,193

     Other operating income (expense), net         2,333              --              --              --               --
                                             -----------   -------------     -----------       ----------      ----------

     Income before minority interest              57,029          (5,405)          1,015              817           1,193
                                             -----------   -------------     -----------       ----------      ----------

Minority Interest                                 (5,758)           (487)(5)          --             (988)(13)         --
                                             -----------   -------------     -----------        ---------       ---------

     Income from continuing operations       $    51,271          (5,892)    $     1,015        $    (171)      $   1,193
                                             ===========   =============     ===========        =========       =========

Earnings from continuing operations
     per common share                        $      0.87
                                             ===========


                                          For the nine months ended September 30, 1997 (Unaudited)
                                          -------------------------------------------------------
                                                Pro Forma Adjustments
                                          ----------------------------------
                                          Prior 1997      Series C Preferred     Pro Forma
                                          Offerings (F)   Stock Offering (G)    Consolidated
                                          -------------   ------------------    ------------
Real estate operating revenue:
     Rental revenue                        $       --       $         --         $  272,321
     Real estate service income                    --                 --             11,512
     Executive suites revenue                      --                 --             34,084
                                          -----------       ------------         ----------
          Total revenues                           --                 --            317,917
                                          -----------       ------------         ----------

Real estate operating expenses:
     Property operating expenses                   --                 --             93,808
     Interest expense                         (13,955)            (7,975)            40,774
     Executive suites operating expenses           --                 --             28,697
     General and administrative                    --                 --             15,777
     Depreciation and amortization                 --                 --             64,615
                                          -----------       ------------          ---------
          Total operating expenses            (13,955)            (7,975)           243,671
                                          -----------       ------------         ---------

          Real estate operating income         13,955              7,975             74,246

     Other operating income (expense), net         --                 --              2,333
                                          ------------      ------------          ---------

     Income before minority interest           13,955              7,975             76,579
                                          -----------       ------------          ---------

Minority Interest                                  --                 --             (7,233)
                                          -----------       ------------          ---------

     Income from continuing operations    $    13,955       $      7,975         $   69,346
                                          ===========       ============         ==========

Earnings from continuing operations
     per common share                                                            $     0.79(H)
                                                                                 ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)


                                                             For the year ended December 31, 1996 (Unaudited)
                                            ---------------------------------------------------------------------------------
                                                                                   Pro Forma Adjustments
                                                            -----------------------------------------------------------------
                                                              Acquired        Disposed        Probable         Probable
                                            Historical(A)   Properties(B)   Property(C)     Acquisitions(D)  Dispositions(E)
                                            --------------  --------------  ------------    ---------------- ----------------

Real estate operating revenue:
     Rental revenue                          $   154,165   $     153,533 (1) $    (1,223)(6)  $    18,836(9)  $    (2,896)(14)
     Real estate service income                   12,512              --              --               --              --
     Executive suites revenue                         --          42,019 (1)          --               --              --
                                             -----------   -------------     -----------      -----------      -----------
          Total revenues                         166,677         195,552          (1,223)          18,836           (2,896)
                                             -----------   -------------     -----------      -----------      -----------

Real estate operating expenses:
     Property operating expenses                  51,927          51,569 (4)        (726)(6)        3,833(12)       (1,671)(14)
     Interest expense                             31,630          66,422 (2)      (1,426)(7)       10,552(10)       (1,718)(15)
     General and administrative                   15,228           2,300 (4)          --               --               --
     Depreciation and amortization                38,264          36,843 (3)        (296)(8)        4,203(11)         (751)(16)
     Executive suites operating expenses              --          36,718 (4)          --               --               --
                                             -----------   -------------     -----------       ----------      ------------
          Total operating expenses               137,049         193,852          (2,448)          18,588           (4,140)
                                             -----------   -------------     -----------       ----------      ------------

          Real estate operating income            29,628           1,700           1,225              248            1,244

     Other operating income (expense), net           (94)              8 (1)          --              --                (1)(1)
                                             -----------   -------------     -----------       ----------      -----------

     Income before minority interest              29,534           1,708           1,225              248            1,243
                                             -----------   -------------     -----------       ----------      -----------

Minority Interest                                 (4,732)         (1,187)(5)          --           (1,001)(13)          --
                                             -----------   -------------     -----------        ---------      -----------

     Income from continuing operations       $    24,802             521     $     1,225        $    (753)     $     1,243
                                             ===========   =============     ===========        =========      ===========

Earnings from continuing operations
     per common share                        $      0.90
                                             ===========



                                          For the year ended December 31, 1996 (Unaudited)
                                          -------------------------------------------------
                                                Pro Forma Adjustments
                                          ----------------------------------
                                          Prior 1997      Series C Preferred     Pro Forma
                                          Offerings(F)    Stock Offering(G)     Consolidated
                                          -------------   ------------------    ------------

Real estate operating revenue:
     Rental revenue                        $       --       $         --         $  322,415
     Real estate service income                    --                 --             12,512
     Executive suites revenue                      --                 --             42,019
                                          -----------       ------------         ----------
          Total revenues                           --                 --            376,946
                                          -----------       ------------         ----------

Real estate operating expenses:
     Property operating expenses                   --                 --            104,932
     Interest expense                         (40,313)           (10,866)            54,281
     Executive suites operating expenses           --                 --             36,718
     General and administrative                    --                 --             17,528
     Depreciation and amortization                 --                 --             78,263
                                          -----------       ------------          ---------
          Total operating expenses            (40,313)           (10,866)           291,722
                                          -----------       ------------          ---------

          Real estate operating income         40,313             10,866             85,224

     Other operating income (expense), net         --                 --                (87)
                                          ------------      ------------          ---------

     Income before minority interest           40,313             10,866            85,137
                                          -----------       ------------         ---------

Minority Interest                                  --                 --            (6,920)
                                          -----------       ------------         ---------

     Income from continuing operations    $    40,313       $     10,866        $   78,217
                                          ===========       ============        ==========

Earnings from continuing operations
     per common share                                                           $     0.81(H)
                                                                                ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                                   OPERATIONS

                For the Nine Months Ended September 30, 1997 and
                        the Year Ended December 31, 1996
                                   (Unaudited)

Adjustments (dollars in thousands):

(A) Reflects the Company's historical condensed consolidated statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996.

(B) Pro forma adjustments for the purchases of the acquired properties reflect:

      (1)   the historical operating activity of the properties and OmniOffices;

      (2) the additional interest expense on debt of $163,000 at weighted average interest rates ranging from 7.3% to 7.5%, incurred for the acquisitions ($18,762 of interest costs net of $2,613 capitalized for development property for the nine months ended September 30, 1997 and $58,803 of interest costs net of $8,821 capitalized for development property for 1996) and interest expense on assumed debt of $524,000, at interest rates ranging from 5.0% to 9.5% ($4,117 for the nine months ended September 30, 1997 and $16,440 for 1996);

      (3) the depreciation expense based on the new accounting basis of the rental properties based on a 30 year useful life and the assets of OmniOffices based on useful lives ranging from 5 to 30 years;

      (4) the historical operating activity of the properties and OmniOffices reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties and increased by $2,300 in 1996 for incremental general and administrative costs associated with the Company's asset growth; and

      (5)   the minority interest share of earnings.

(C) Pro forma adjustments for the disposition of First State Bank Tower reflect:

      (6) the elimination of the historical operating activity of the property sold;

      (7) the reduction of interest expense from the repayment of $24,591 in debt, at a weighted average interest rate of 8.1%, using the sales proceeds; and

      (8) the elimination of the historical depreciation expense of the property sold.

(D) Reflects the following pro forma adjustments related to the anticipated effects of the probable property acquisitions:

      (9)   the historical operating activity of the properties;

      (10) the additional interest expense on debt of $153,000, at weighted average interest rates ranging from 7.3% to 7.5%, incurred for the acquisitions ($8,434 of interest costs net of $4,928 capitalized for development property for the nine months ended September 30, 1997 and $11,490 of interest costs net of $6,713 capitalized for development property for 1996) and interest expense on assumed debt of $60,296, at interest rates ranging from 9.1% to 9.6% ($4,331 for the nine months ended September 30, 1997 and $5,775 for 1996);

      (11) the depreciation expense based on the new accounting basis for the rental properties based on a 30 year useful life;

      (12) the historical operating activity of the properties acquired reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties; and

      (13)  the minority interest share of earnings.

(E)   Pro forma adjustment for the probable dispositions reflect:

      (14) the elimination of the historical operating activity of the properties sold;

      (15) the reduction of interest expense from the repayment of $22,911 in debt at weighted average interest rates ranging from of 7.3% to 7.5%, using the sales proceeds; and

      (16) the elimination of the historical depreciation expense of the properties sold.

(F) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Company's line of credit with the proceeds from sales of common stock in January and April of 1997, and the sale of preferred stock in August, 1997 and the change in interest expense associated with the paydown of amounts outstanding under the line of credit with the proceeds from the issuance of $275 million of senior unsecured notes.

(G) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Company's line of credit with the proceeds from the Series C preferred stock offering.

(H) Based upon 58,000,642 and 57,827,465 pro forma shares of common stock outstanding and common stock equivalents on a weighted average basis during the nine months ended September 30, 1997 and 1996, respectively.